U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.__)
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☐	Soliciting Material Pursuant to Sec. 240.14a-12
HATTERAS MULTI-STRATEGY FUND I, L.P.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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HATTERAS MULTI-STRATEGY FUND I, L.P.
8540 Colonnade Center Drive
Suite 401
Raleigh, North Carolina 27615

NOTICE OF SPECIAL MEETING OF PARTNERS
TO BE HELD ON NOVEMBER 26, 2007

To the Partners:
NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF PARTNERS (the “Special Meeting”) of Hatteras Multi-Strategy Fund I, L.P. (the “Fund”) will be held on November 26, 2007 at 9:00 a.m. Eastern Time, at the offices of Hatteras Investment Partners, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, 27615. The Special Meeting is being held to consider and vote on the following proposals:
Proposal 1: Approval of the election of the Board of Directors of the Fund;
Proposal 2: Ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm; and
     Transaction of such other business as may properly come before the Special Meeting and any adjournments thereof. In addition, the Hatteras Master Fund, L.P. (the “Master Fund”) is seeking the vote of its partners regarding the approval of the election of the Board of Directors of the Master Fund and the ratification of the selection of Deloitte as the Master Fund’s independent registered public accounting firm (collectively, the “Master Fund Proposals”). As a limited partner of the Master Fund, the Fund will vote its interests in the Master Fund on the Master Fund Proposals. The Fund is seeking voting instructions from limited partners (“Partners”) regarding the Master Fund Proposals.
Partners of record of the Fund at the close of business on September 30, 2007 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Special Meeting or any adjournment thereof.
Partners are invited to attend in person. If you plan to attend the Special Meeting, please indicate this on the enclosed proxy card and return it promptly in the enclosed envelope. You may also cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided, or if you prefer, you may instead vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:

(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number listed on your proxy card.	(2) Go to the website listed on your Proxy Card.

(3) Follow the simple recorded instructions.	(3) Follow the simple instructions at the website.

If we do not receive your executed proxy after a reasonable amount of time you may receive a telephone call from Broadridge Financial Solutions, Inc., the Funds’ proxy solicitor, reminding you to vote your shares.
Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Special Meeting.
If you have any questions before you vote, please contact J. Michael Fields, Treasurer of the Fund, by calling (888) 363-2324.
By Order of the Board of Directors
David B. Perkins
Chief Executive Officer and Chairman of the Board of Directors
Hatteras Multi-Strategy Fund I, L.P.

IMPORTANT NOTICE
     At a Special Meeting of Partners of the Fund to be held on November 26, 2007, Partners will have the opportunity to vote on certain proposals relating to the Fund. We recommend that you read the entire enclosed Proxy Statement, which describes the proposals in more detail. For your convenience, we have provided some “Questions and Answers” to assist you in reviewing the proposals.
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
AND THE PROXY STATEMENT
Q.	Why is the Fund holding a Special Meeting?
A. The Fund’s Board of Directors (the “Board”) is seeking Partner approval for: (i) the election of five nominees to the Board (“Proposal 1”); and (ii) the ratification of the selection of Deloitte as the Fund’s independent registered public accounting firm (“Proposal 2”). In addition, the Master Fund is seeking the vote of its partners regarding the approval of the election of the Board of Directors of the Master Fund and the ratification of the selection of Deloitte as the Master Fund’s independent registered public accounting firm (collectively, the “Master Fund Proposals”). As a limited partner of the Master Fund, the Fund will vote its interests in the Master Fund on the Master Fund Proposals. The Fund is seeking voting instructions from Partners and will vote its Master Fund interest for or against the Master Fund Proposals proportionately to the instructions to vote for or against such matters received from Partners. In the event that the Fund does not receive voting instructions from Partners, the portion of the Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.
Q.	Will my vote make a difference?
A. Yes. Your vote is needed to ensure that each separate proposal can be acted upon. We encourage all Partners to participate in the governance of the Fund. A plurality of the votes cast is required for Proposal 1. Proposal 2 requires an affirmative vote of Partners holding a majority of the total number of votes eligible to be cast by those Partners who are present in person or by proxy at the meeting. As noted above, with respect to the Master Fund Proposals, the Fund will vote its Master Fund interest for or against the Master Fund Proposals proportionately to the instructions to vote for or against such matters received from Partners. In the event that the Fund does not receive voting instructions from Partners, the portion of the Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions. While no quorum of the Fund’s Partners is necessary for the Master Fund to act on the Master Fund Proposals, your instructions will help determine the outcome.

Q.	Who can I call if I have questions?
A. We will be pleased to answer your questions about this proxy solicitation. Please call J. Michael Fields, Treasurer of the Fund, at (888) 363-2324 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.
Q.	How do I vote?
A. You may attend the Special Meeting in person or you may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided, or if you prefer, you may instead vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:

(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number listed on your proxy card.	(2) Go to the website listed on your Proxy Card.

(3) Follow the simple recorded instructions.	(3) Follow the simple instructions at the website.

PROXY STATEMENT
SPECIAL MEETING OF PARTNERS TO BE HELD ON NOVEMBER 26, 2007
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Hatteras Multi-Strategy Fund I, L.P. (the “Fund”) for use at the Special Meeting of Partners of the Fund (the “Special Meeting”) to be held on November 26, 2007 at 9:00 a.m. Eastern Time at the offices of Hatteras Investment Partners, LLC. This Proxy Statement and the accompanying proxy card will be mailed to Partners on or about October 26, 2007. The close of business on September 30, 2007 has been fixed as the record date (the “Record Date”) for the determination of Partners entitled to notice of and to vote at the Special Meeting. Partners will be entitled to cast a number of votes equivalent to the dollar amount of each Partner’s capital account balances on the Record Date. At the close of business on the Record Date, the total of the capital account balances of all Partners was approximately $212,966,788. The Fund generally computes its net asset value as of the last business day of each month. Partners’ capital account balances as of the Record Date are based on the Fund’s computation of its net asset value as of September 30, 2007.
     All proxy cards solicited by the Board that are properly executed and received by the Fund’s Secretary before the Special Meeting will be voted at the Special Meeting in accordance with the Partners’ instructions. Any Partner may revoke his proxy card at any time before the Special Meeting by notifying the Fund of revocation in writing, delivering to the Secretary a duly executed proxy card bearing a later date, or attending the Special Meeting in person, requesting return of any previously-delivered proxy card and voting by ballot at the Special Meeting. If no instruction is given on a signed and returned proxy card for any proposal, it will be voted “FOR” all proposals as to which no instruction is given and the proxies may vote, in their discretion, with respect to other matters not now known to the Board that may be presented at the Special Meeting.
     The presence in person or by proxy card of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the Record Date constitutes a quorum. Votes cast by proxy card or in person at the Special Meeting will be counted by persons appointed by the Fund as inspectors of election for the Special Meeting. The inspectors will count the total number of votes cast “FOR” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxy cards that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In addition, the Master Fund is seeking the vote of its partners regarding the approval of the election of the Board of Directors of the Master Fund and the ratification of the selection of Deloitte as the Master Fund’s independent registered public accounting firm (collectively, the “Master Fund Proposals”). With respect to the election of the Board and the Master Fund’s Board of Directors, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to the other proposals, abstentions and broker non-votes have the effect of a negative vote.
     If sufficient votes in favor of any of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Special Meeting, or if a quorum is not present or represented at the Special Meeting, the persons named as proxies may propose adjournments of the Special Meeting for a reasonable period or periods of time to permit further solicitation of proxy cards. In addition, the persons named as proxies may propose one or more adjournments if they determine such action to be advisable. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy card at the session of the Special Meeting to be adjourned. In the event of an adjournment, no additional notice is required. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxy cards at the Special Meeting that they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxy cards required to be voted against the proposal. The Fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned with respect to any other proposal.
     The affirmative vote of a plurality of the votes cast (measured by capital account balances) is necessary to elect Directors to the Board. An affirmative vote of Partners holding a majority of the total number of votes eligible to be cast by those Partners who are present in person or by proxy at the meeting is necessary to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent auditors. With respect to the Master Fund Proposals, the Fund will vote proportionately to the instructions to vote for or against such matters received from Partners. In the event that the Fund does not receive voting instructions from Partners, the portion of the Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions. While no quorum of the Fund’s Partners is necessary for the Master Fund to act on the Master Fund Proposals, your instructions will help determine the outcome.
The Fund will furnish, without charge, copies of the Fund’s most recent semi-annual and annual reports to Partners to any Partner upon request. The Fund’s semi-annual and annual reports to Partners may be obtained from the Fund by writing to the Fund at 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615 or by calling (888) 363-2324.

General Information About the Fund
     The Fund was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. Interests in the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of and/or Regulation D under the Securities Act of 1933, as amended. Investments in the Fund may be made only by investors that are considered both “accredited investors” and “qualified clients.”
     The Fund operates as a “Feeder Fund” in a “Master/Feeder” structure. As a “Feeder Fund,” the Fund invests substantially all of its assets in the Master Fund.

PROPOSAL 1: APPROVAL OF A BOARD OF DIRECTORS
     The Fund is governed by the Board. The Board is currently comprised of five Directors, each of whom is proposed to continue his service. H. Alexander Holmes, Arthur E. Lottes, III, Steve E. Moss and Gregory S. Sellers are each “Independent Directors,” because they are not “interested persons” of the Fund, as that term is defined in the 1940 Act. David B. Perkins is an “Interested Director,” since he is an “interested person” of the Fund by virtue of his affiliation with Hatteras Investment Partners LLC, the investment adviser to the Master Fund (the “Adviser”). Mr. Perkins was appointed as the initial director of the Fund by Hatteras Investment Management, LLC, the general partner of the Fund and the Master Fund, and his appointment was ratified by the Fund’s organizational partner (the “Organizational Limited Partner”) on December 16, 2004. On the same date, the Organizational Limited Partner approved resolutions electing Messrs. Holmes, Moss and Sellers as Directors. Such Directors’ terms expire three years from their election by the Organizational Limited Partner (provided that each Director will continue to serve until his successor is duly elected). Mr. Lottes is recommended for election by Partners for the first time, although he is currently a Director, having been appointed by the Board on November 29, 2006.
     The Board has approved an amendment to the Fund’s limited partnership agreement to provide that, if elected, a Director will serve on the Board until he is removed, resigns or is subject to various disabling events such as death or incapacity. A copy of this amendment is available upon request. A Director may resign upon 90 days’ prior written notice to the Board and may be removed either by vote of two-thirds of the Board not subject to the removal vote or of Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Partners.
     In addition, to Proposal 1, the Master Fund is seeking the vote of its partners regarding the approval of the election of the Board of Directors of the Master Fund. As a limited partner of the Master Fund, the Fund will vote its interests in the Master Fund on this proposal. The Fund is seeking voting instructions from Partners regarding this proposal. The nominees for the Master Fund’s Board of Directors are identical to that of the Fund’s Board of Directors. Additionally, the terms for the Master Fund’s Board are identical to that of the Board.
     During the fiscal year ended March 31, 2007, the Boards of the Fund and the Master Fund held six and six meetings, respectively. No Board member has attended less than 75% of any Board or committee meeting while in office.

     The name and age of each Director Nominee, his principal occupation during the past five years and certain of his other affiliations are provided below. In addition to the Fund and the Master Fund, the Directors also serve as Directors of Hatteras Multi-Strategy TEI Fund, L.P., Hatteras Multi-Strategy Institutional Fund, L.P. and Hatteras Multi-Strategy TEI Institutional Fund, L.P., which are all “Feeder Funds” of the Master Fund (collectively, the “Fund Complex”). Mr. Perkins also serves as a Director of Hatteras Diversified Strategies Offshore Fund, Ltd, which is another “Feeder Fund” of the Master Fund. The nominees for the Board and the Master Fund Board have agreed to continue to serve, if elected at the Special Meeting. It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Special Meeting for the election of each of the Director Nominees. If a Director Nominee is unable or unavailable to serve, the persons named as proxies will vote for such other nominee(s) as the Board may recommend.
Interested Directors

Number of
Portfolios in
			Principal Occupation(s)	Fund
			During Past 5 Years and	Complex
	Position(s)	Term of	Other Directorships	Overseen by
	Held with	Office; Length	Held by	Director or
Name, Address & Age	the Fund	of Time Served	Director	Officer
David B. Perkins, 45	Chief Executive	Since inception	Mr. Perkins has been	5
8540 Colonnade Center	Officer and		Chairman and CEO in
Drive Suite 401	Chairman of the		the Fund Complex since
Raleigh, NC 27615	Board of Directors		inception. Mr.
Perkins became the
President and Managing
Principal of the
Investment Manager in
September 2003 and
became the co-founder
and Managing Partner
of CapFinancial
Partners, LLC in April
2003. Prior to that,
he was Managing
Partner at Wachovia
Securities Financial
Network, Inc. from
June 2002 to September
2003 and Managing
Principal of CapTrust
Financial Advisors,
LLC from October 1997
to June 2003.

Independent Directors

			Principal	Number of
			Occupation(s)	Portfolios in
			During Past 5 Years	Fund Complex
	Position(s)	Term of	and	Overseen by
	Held with	Office; Length	Other Directorships	Director or
Name, Address & Age	the Fund	of Time Served	Held by Director	Officer
H. Alexander Holmes, 65 3408 Landor Road Raleigh, NC 27609	Director; Audit Committee Member	Since inception	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993.	5

Arthur E. Lottes, III, 53 4813 Wynneford Way Raleigh, NC 27614	Director; Audit Committee Member	Since November 29, 2006	Mr. Lottes was the President of CARQUEST Corporation, an automotive aftermarket company, until December 2005. Mr. Lottes was a Board member of CARQUEST and of General Parts until December 2005.	5

Steve E. Moss, 54 918 Meadow Lane Henderson, NC 27536	Director; Audit Committee Member	Since inception	Mr. Moss is a principal of Holden, Moss, Knott, Clark, Copley, & Hoyle, P.A., certified public accountants and has been a member manager of HMKCT Properties, LLC since January 1996.	5

Gregory S. Sellers, 46 2643 Steeplechase Road Gastonia, NC 28056	Director; Audit Committee Member	Since inception	Mr. Sellers became the Chief Financial Officer and a director of Kings Plush, Inc., a fabric manufacturer, in April 2003. Prior to that, he was the Vice President of Finance at Parksdale Mills, Inc., a cotton and cotton blend yarns producer, from January 1991 to April 2003.	5

Board Committees
Audit Committee
     The Board and the Master Fund Board have each established an Audit Committee. The members of the Audit Committees are Messrs. Holmes, Lottes, Moss and Sellers, each of whom is an Independent Director. The Audit Committees recommend the selection of the independent registered public accounting firm to the Boards. They also (i) review the scope and results of audits and the audit fees charged, (ii) review reports from the Fund’s and the Master Fund’s independent registered public accounting firm regarding the adequacy of the internal accounting procedures and controls, (iii) oversee the implementation of the Fund’s and the Master Fund’s valuation procedures, (iv) make fair value determinations and establish methodologies on behalf of the Board as may be specified in the valuation procedures and (v) establish a separate line of communication between the Fund’s and the Master Fund’s independent registered public accounting firm and the Independent Directors. The Audit Committees may have additional functions and responsibilities as deemed appropriate by the Boards and the Audit Committees. The Audit Committees operate under a charter (the “Charter”) that was adopted by the Boards on December 27, 2004. The Charter is attached as Appendix A. The Audit Committees are required to meet at least once annually. During the fiscal year ended March 31, 2007, the Audit Committees each held two meetings.
     Neither the Fund’s nor the Master Fund’s interests are listed or traded on any registered national securities exchange, nor are they listed, traded or quoted on any stock market subject to the rules of any national securities association. Members of the Audit Committees rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committees’ oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that any audit of the Fund’s or the Master Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the accountants of the independent registered public accounting firm are in fact “independent.”
Nominating Committee
     The Boards have not established a nominating committee or a nominating committee charter. The Independent Directors perform the functions typically delegated to a nominating committee. While the Boards have not elected to have a nominating committee at this time, the Boards intend to continually evaluate the need for a nominating committee. The Independent Directors will consider nominees for Directors that are submitted to the Board of the Fund or the Master Fund.
Compensation of Directors
     Each Independent Director receives an annual retainer of $15,000 as a Director of the Master Fund. The Master Fund also reimburses the Independent Directors for meeting-related expenses. The Master Fund provides no pension or retirement benefits to the Independent Directors. Interested Directors receive no fees or other compensation from the Fund or the Master Fund.
     The following table shows the estimated aggregate compensation to be paid to the Independent Directors by the Fund and the Fund Complex for the Fund’s fiscal year ended March 31, 2007.

		Pension or
		Retirement	Estimated	Total
		Benefits	Annual	Compensation
	Aggregate	Accrued As	Retirement	from the
Name of Independent	Compensation	Part of Fund	Benefits Upon	Fund and Fund
Director	from the Fund	Expenses	Retirement	Complex
H. Alexander Holmes	$0	None	None	$11,250
Arthur E. Lottes, III	$0	None	None	$3,750
Steve E. Moss	$0	None	None	$11,250
Gregory S. Sellers	$0	None	None	$11,250
     The table below sets forth the dollar range of equity securities beneficially owned as of the Record Date by each Director in the Fund, and, on an aggregate basis, in the Fund Complex.

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
	Dollar Range of Equity	Companies Overseen by
Name of Director	Securities in the Fund	Director in Fund Complex
Interested Directors
David B. Perkins	None	Over $100,000
Independent Directors
H. Alexander Holmes	None	None
Arthur E. Lottes, III	None	None
Steve E. Moss	None	None
Gregory S. Sellers	None	None
     As of the Record Date, the Independent Directors and their immediate family members did not own, beneficially or of record, any securities in the Adviser, or in any persons directly or indirectly controlling, controlled by or under common control with the Adviser.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     As directed by the Board, the ratification of the selection of the independent auditors for the Fund’s fiscal year ending March 31, 2008 is to be voted upon at the Special Meeting. It is intended that the persons named in the accompanying Proxy(ies) will vote for Deloitte, unless contrary instructions are given. If the selection of the independent auditors is not ratified by the Partners at the Special Meeting, the Board will reconsider such selection.

          The Fund’s financial statements for the fiscal year ended March 31, 2007 were audited by Deloitte. In connection with its audit, Deloitte reviewed the Fund’s annual reports to Partners and its filings with the Securities & Exchange Commission. In addition to audit services, Deloitte provides compliance, tax advice and tax planning services.
          At a meeting held on May 30, 2007, the Board met with representatives of Deloitte to review the services Deloitte provides. At the same meeting, the Board unanimously selected Deloitte as the Fund’s independent registered public accounting firm for its fiscal year ending March 31, 2008. A representative of Deloitte is expected to be available at the Special Meeting by telephone should any matter arise requiring consultation with the auditors, and the auditors have been given the opportunity to make a statement if they so desire.
          In addition to Proposal 2, the Master Fund is seeking the vote of its partners regarding the approval of the ratification of Deloitte as the independent registered public accounting firm for the Master Fund. As a limited partner of the Master Fund, the Fund will vote its interests in the Master Fund on this proposal. The Fund is seeking voting instructions from Partners regarding this proposal. At a meeting held on May 30, 2007, the Master Fund Board met with representatives of Deloitte to review the services Deloitte provides. At the same meeting, the Master Fund Board unanimously selected Deloitte as the Master Fund’s independent registered public accounting firm for its fiscal year ending March 31, 2008.
Audit Fees
     The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $8,500 for 2006 and $9,450 for 2007. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Deloitte for the audit of the Master Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,500 for 2006 and $56,300 for 2007.
Audit-Related Fees
     The aggregate fees billed in each of the last two fiscal years for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under Audit Fees are $1,600 for 2006 and $340 for 2007. These fees are related to out-of-pocket expenses in relation to the annual audit of the registrant. The aggregate fees billed in each of the last two fiscal years for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Master Fund’s financial statements and are not reported under Audit Fees are $1,536 for 2006 and $340 for 2007. These fees are related to out-of-pocket expenses in relation to the annual audit of the registrant.
Tax Fees
The aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte for tax compliance, tax advice, and tax planning are $0 for 2006 and $0 for 2007. The aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte to the Master Fund for tax compliance, tax advice, and tax planning are $0 for 2006 and $0 for 2007.

All Other Fees
The aggregate fees billed in each of the last two fiscal years for products and services provided by Deloitte, other than the services reported above are $0 for 2006 and $0 for 2007. The aggregate fees billed in each of the last two fiscal years for products and services provided by Deloitte to the Master Fund, other than the services reported above are $0 for 2006 and $0 for 2007.
Pre-approval Policies and Procedures; Adviser Affiliates
The Audit Committee must pre-approve the audit and non-audit services of the independent auditor prior to the independent auditor’s engagement. With respect to both the Fund and the Master Fund, the percentage of audit-related fees, tax fees and all other fees, as described above that were approved by the Audit Committee pursuant to the “de minimis” exception provided for by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are 0%, 0% and 0%, respectively.
The percentage of hours expended on Deloitte’s engagement to audit the Fund’s and the Master Fund’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than Deloitte’s full-time, permanent employees was less than fifty percent.
The aggregate non-audit fees billed by Deloitte for services rendered to the Fund, the Master Fund and rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund or the Master Fund for each of the last two fiscal years of the registrant was $0.
The Audit Committee of the Board and the Master Fund Board has considered whether the provision of non-audit services that were rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund and the Master Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

OTHER BUSINESS
     The Board knows of no business other than that specifically mentioned in the Notice of the Special Meeting that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.
OTHER INFORMATION
Control Persons and Principal Holders of Securities
     To the knowledge of the Fund, as of the Record Date, the officers and Directors of the Fund owned, as a group, less than 1% of the outstanding capital account balances of the Fund.
     To the knowledge of the Fund, there were no Partners who held beneficially 5% or more of the outstanding interests in the Fund (measured by capital account balances) as of the Record Date.

Vote Required and Recommendation
     A plurality of the votes cast is required for Proposal 1. Proposals 2 requires an affirmative vote of Partners holding a majority of the total number of votes eligible to be cast by those Partners who are present in person or by proxy at the meeting. With respect to the Master Fund Proposals, the Fund is not seeking your proxy for a vote at the Special Meeting. Rather, the Master Fund is seeking the vote of its partners regarding the Master Fund Proposals. As a limited partner of the Master Fund, the Fund will vote its interests in the Master Fund on the Master Fund Proposals. The Fund is seeking voting instructions from Partners regarding the Master Fund Proposals. In the event that the Fund does not receive voting instructions from Partners, the portion of the Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.
     THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL AND PROVIDE IT INSTRUCTIONS TO VOTE “FOR” EACH MASTER FUND PROPOSAL.
Expenses
     The Fund will bear the expenses incurred in connection with the Special Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.
Solicitation of Proxies
     In addition to proxy solicitation efforts by Broadridge Financial Solutions, Inc. (“Broadridge”) as discussed below, certain officers and representatives of the Fund or regular employees or agents of the Adviser or the Fund’s placement agents may also solicit proxies without compensation by mail, telephone, e-mail or personal contact. The cost of proxy solicitation to be conducted by Broadridge is estimated at $5,300 for the Fund.
     Broadridge has been engaged to assist in the solicitation of proxies. As the date of the Special Meeting approaches, certain Partners of the Fund may receive a letter or telephone call from a representative of Broadridge if their votes have not yet been received. Authorization to permit Broadridge to execute proxies may be obtained by various means including telephonic or electronically transmitted instructions from Partners of the Fund. Proxies that are obtained telephonically or by any other appropriate means will be recorded in accordance with the procedures set forth below. These procedures have been reasonably designed to ensure that the identity of the Partner casting the vote is accurately determined and that the voting instructions of the Partner are accurately determined.
     In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each Partner’s full name and complete mailing address on the account to confirm that the Partner has received the Proxy Statement and Proxy Card and that they were mailed to the correct address. If the information solicited agrees with the information provided to Broadridge, the Broadridge representative has the responsibility to explain the process, read the proposals listed on the Proxy Card, and ask for the Partner’s instructions on such proposals. The Broadridge representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the Partner how to vote, other than to read any recommendation set forth in the Proxy Statement. The Broadridge representative will record the Partner’s instructions on the card. Within 72 hours, the Partner will be sent by mail a confirmation of his or her vote and the Partner will be asked to call immediately if his or her instructions are not correctly reflected in the confirmation.
     If a Partner elects to vote by electronic proxy, the Partner may access the website listed on the Proxy Card. The Partner will be prompted to provide the 12-digit control number provided on the proxy ballot.
     If this information has been correctly entered, the Partner will be provided with an online explanation of the process and a recitation of the proposals listed on the Proxy Card. The Partner will then have the opportunity to give his or her instructions on such proposals. Upon completion of voting, the Partner may elect to receive an electronic confirmation of the vote by providing his or her email address.
     If the Partner wishes to participate in the Special Meeting, but does not wish to give his or her proxy telephonically or electronically, the Partner may still submit the Proxy Card originally sent with the Proxy Statement or attend in person. Should the Partner require additional information regarding the proxy or a replacement Proxy Card, the Partner may contact the Fund at 888-363-2324. Any proxy given by a partner, whether in writing or by telephone, is revocable.
Adviser
     Hatteras Investment Partners LLC is the Master Fund’s investment adviser, with principal offices at 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615.
Administrator
     UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, WI 53233, serves as administrator of the Fund (the “Administrator”). The Administrator provides certain accounting, administrative and investor services to the Fund.
Independent Registered Public Accounting Firm
     Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103 serves as the Fund’s independent registered public accounting firm.
Officers of the Fund
     Officers of the Fund are elected annually by the Board and hold office until their successors are elected or appointed or until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of the Fund, together with their positions with the Fund and their principal occupations for the last five years, are listed on Appendix B.
Partner Proposals and Communications with the Board
     The Fund is not required to hold annual meetings of Partners and currently does not intend to hold meetings unless Partner action is required under the 1940 Act. Due to the limited number of Partners in the Fund, the Board has not adopted formal procedures for Partner communications with the Board. Any Partner proposals for any future meetings of Partners must be submitted to the Fund within a reasonable time before the Fund begins to print and mail proxy materials for such meeting.

Delivery of Proxy Statement
     The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more Partners sharing the same address by delivering a single proxy statement addressed to those Partners. This practice, which is commonly referred to as “householding,” potentially means extra convenience for Partners and cost savings for companies. We are only delivering one proxy statement to multiple Partners sharing an address, unless you have instructed us not to do so. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your financial adviser or placement agent or direct a written request to the Fund, and we will deliver a separate copy of the proxy statement to you promptly. Partners who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their financial adviser or placement agent or the Fund directly at 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615 or (888) 363-2324.
Compliance with Section 16(a) of the Securities and Exchange Act of 1934
     Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Directors and certain officers, the Adviser, certain persons affiliated with the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities, file reports of ownership and changes of ownership with the Securities and Exchange Commission (the “SEC”). Directors, officers, and greater than 10% Partners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.
     Based solely upon the Fund’s review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that these persons complied with all such applicable filing requirements.
     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Vickey Collins Vickey Collins, Secretary
October 26, 2007

APPENDIX A
CHARTER OF THE
AUDIT COMMITTEE
OF
HATTERAS MASTER FUND, L.P.
HATTERAS MULTI-STRATEGY FUND I, L.P.
HATTERAS MULTI-STRATEGY TEI FUND, L.P.
HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P.
HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P.
     The function of the Audit Committee is oversight. It is the responsibility of Hatteras Investment Partners LLC (the “Adviser”) to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.
     The Audit Committee shall assist the Boards of Directors of Hatteras Master Fund, L.P. (the “Master Fund”), Hatteras Multi-Strategy Fund I, L.P. (“Fund I”), Hatteras Multi-Strategy TEI Fund, L.P. (“TEI”), Hatteras Multi-Strategy Institutional Fund, L.P. (“MS INST”) and Hatteras Multi-Strategy TEI Institutional Fund, L.P. (“TEI INST”) (collectively, the “Funds”) in connection with the preparation of the semi-annual and annual financial statements of the Funds. In doing so, the Committee shall recommend to the Boards the selection (or termination) of the independent certified public accountants and auditor for the Funds and shall also have the following responsibilities, functions and authority:
1.	The Committee shall maintain a direct line of communication and meet with the independent certified public accountants and auditor for the Funds (the “Auditor”) who currently is Deloitte & Touche LLP, to review:
1.01 The scope of audits and audit reports;
1.02 The personnel, staffing, qualifications and experience of the Auditor;
1.03 The independence of the Auditor;
1.04 The compensation of the Auditor;
1.05 The audited financial statements and other financial information submitted by the Auditor;
1.06 Management letters submitted by the Auditor in connection with audits of financial statements and the Adviser’s responses;
1.07 All recommendations and comments submitted to the Boards or the Committee by the Auditor, either written or verbal;
1.08 Changes in accounting and auditing procedures, principals, practices, standards and reporting;
1.09 Tax matters affecting the Funds, including:

(a)	Compliance with the provisions of the Internal Revenue Code and regulations, including annual reviews for the Funds concerning qualification as a partnership under the Internal Revenue Code;

(b)	Tax legislation and rulings.
2.	The Committee shall also receive and review reports and materials submitted by any certified public accounting or auditing firm concerning the following matters:
2.01	Reports concerning the policies, procedures and operating effectiveness of the Hatteras Accounting Department.

2.02	Reports concerning portfolio accounting software, and the Hatteras Accounting Department’s use and implementation thereof.

2.03	Reports concerning the internal controls and performance of UMB, Inc. as the Administrator and the Escrow Agent under and compliance with the Administration, Fund Accounting and Recordkeeping Agreements between UMB, Inc. and each of the Funds and the Escrow Agreements between UMB Fund Services, Inc., Hatteras Investment Partners LLC and each of Fund I, TEI, MS INST and TEI INST, which relate to accounting matters of the Funds or the Funds’ financial statements.
3.	The Committee shall review reports from the Adviser’s Internal Audit Department and meet with staff of the Internal Audit Department, with or without the presence of personnel of the Adviser as the Committee deems appropriate, to discuss the reports.

4.	The Committee shall review the annual and semi-annual reports for the Funds and meet with appropriate personnel of the Hatteras Accounting Department for this purpose.

5.	The Committee shall meet upon the call of the Chairman and the Committee may set its agendas and the places and times of Committee meetings. The Committee may request reports and other information from the Adviser and may request officers and personnel of the Adviser to meet with the Committee. The Committee may employ and meet with such experts as it deems necessary to perform its functions. The Committee shall keep minutes and records of its meetings and shall report to the Boards of the Funds.

6.	The Committee may meet alone and outside the presence of personnel of the Adviser with any certified public accountant and auditing firm rendering reports to the Committee or the Boards relating to accounting matters of the Funds and with outside legal counsel. The Committee may also meet with the Adviser separate from the presence of the personnel of any such certified public accountant and auditing firm.

7.	The Committee may review other information and meet with any other parties relevant to the review of the Auditors, the audit engagement or the internal controls of the Adviser.

8.	The Committee shall evaluate and make recommendations regarding the retirement plan, deferred compensation plan and other benefits provided by the Funds to the independent and interested Board members.

9.	The Committee shall review and consider other accounting matters of the Funds that may be referred to it by the Boards of the Funds.

10.	This Charter of the Committee may be amended or modified from time to time by the Boards of the Funds.

11.	The Committee shall be composed entirely of the Board members who are not currently and have not previously been employed as directors or officers of the Adviser or its affiliates.

12.	A majority of the Funds’ Directors who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 shall appoint each Committee member, and may set a maximum term of appointment of each Committee member. The Chairman of the Committee shall be appointed by the Chairman of the Boards of the Funds.

13.	The Committee shall review this Charter annually and recommend to the Boards any changes to the Charter that the Committee deems appropriate.
Adopted by the Board on December 27, 2004
Amended and Approved by the Board on June 1, 2005
Amended and Approved by the Board on May 31, 2006
Amended and Approved by the Board on November 29, 2006
Amended and Approved by the Board on May 30, 2007

APPENDIX B
The following table provides information about the executive officers of the Fund. Officers of the Fund who are officers or employees of the Adviser or its affiliates are not compensated by the Fund.

	Position(s) Held	Length of Time
Name, Address & Age	with the Fund	Served	Principal Occupation(s) During Past 5 Years
David B. Perkins, 45 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Chief Executive Officer and Chairman of the Board of Directors	Since inception	Mr. Perkins has been Chairman and CEO in the Fund Complex since inception. Mr. Perkins became the President and Managing Principal of the Investment Manager in September 2003 and became the co-founder and Managing Partner of CapFinancial Partners, LLC in April 2003. Prior to that, he was Managing Partner at Wachovia Securities Financial Network, Inc. from June 2002 to September 2003 and Managing Principal of CapTrust Financial Advisors, LLC from October 1997 to June 2003.

J. Michael Fields, 34 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Chief Financial Officer	Since Inception	Mr. Fields has been the CFO since inception of the Funds. Mr. Fields became a Director of the Investment Manager in September 2003. Prior to joining the Investment Manager, Mr. Fields was employed by CapTrust Financial Advisors from August 2002 to September 2003. Prior to joining CapTrust, Mr. Fields was employed by Morgan Stanley in Atlanta, Georgia from January 2000 to August 2002.

Denise Buchanan, 45 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Chief Compliance Officer	Since Inception	Ms. Buchanan has been the CCO since inception of the Funds. Ms. Buchanan became the Compliance Officer with CapTrust Financial Partners, LLC in November 2003. Prior to joining CapTrust, Ms. Buchanan was President of Broker/Dealer Sales & Consulting, Inc. from 2001 to November 2003. Previously, Ms. Buchanan was the Director of Compliance for Atlantic Capital Management, LLC from 1996 to 2001.

Vickey Collins, 41 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Secretary	Since Inception	Ms. Collins has been the Secretary of the Funds since inception. She became the Operations Manager for the Investment Manager in September 2004. Prior to working at Hatteras she was employed with McKinley Capital Management from 1994 to 2004.

PROXY CARD PROXY CARD HATTERAS MULTI-STRATEGY FUND I, L.P. (THE “FUND”) SPECIAL MEETING OF PARTNERS – NOVEMBER 26, 2007 This proxy card is solicited on behalf of the Board of Directors of the Fund for the Special Meeting of Partners to be held on November 26, 2007. The undersigned hereby appoints David B. Perkins, J. Michael Fields, Denise Buchanan and Vickey Collins as proxies, each with the power to appoint his or her substitute and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Partners of the Fund (the “Special Meeting”) to be held at 9:00 a.m. Eastern Time, on November 26, 2007 at the offices of Hatteras Investment Partners, LLC at 8540 Colonnade Center Drive, Raleigh, North Carolina, 27615 and at any adjournment and/or postponement thereof, in the manner directed on the reverse with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion with respect to such other matters that properly come before the Special Meeting or any adjournment thereof. In addition, the Hatteras Master Fund, L.P. is seeking the vote of its partners regarding the approval of the election of the Board of Directors of the Master Fund and the ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as the Master Fund’s independent registered public accounting firm (collectively, the “Master Fund Proposals”). As a limited partner of the Master Fund, the Fund will vote its interests in the Master Fund on the Master Fund Proposals. The Fund is seeking voting instructions from you and will vote its Master Fund interest for or against the Master Fund Proposals proportionately to the instructions to vote for or against such matters received from the Fund’s limited partners (“Partners”). In the event that the Fund does not receive voting instructions from Partners, the portion of the Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions. IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR ANY ONE OR MORE OF THE MATTERS, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED “FOR” ALL MATTERS AS TO WHICH NO SPECIFICATION IS MADE. Date:___,___ Signature(s) (if held jointly) (Sign in the Box) NOTE: This proxy card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy card with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy card the Fund receives specific written notice to the contrary from any one of them. Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X] THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND “FOR” THE RATIFICATION OF DELOITTE AS INDEPENDENT AUDITORS. 1. Approval of Directors of the Fund FOR nominee listed WITHHOLD AUTHORITY to vote for nominee listed H. Alexander Holmes [ ] [ ] Arthur E. Lottes, III [ ] [ ] Steve E. Moss [ ] [ ] David Perkins [ ] [ ] Gregory S. Sellers [ ] [ ] FOR AGAINST ABSTAIN 2. Ratification of Deloitte & Touche LLP [ ] [ ] [ ] as the Fund’s independent registered public accounting firm.

3. Approval of Directors of the Master FOR nominee listed WITHHOLD AUTHORITY Fund to vote for nominee listed H. Alexander Holmes [ ] [ ] Arthur E. Lottes, III [ ] [ ] Steve E. Moss [ ] [ ] David Perkins [ ] [ ] Gregory S. Sellers [ ] [ ] FOR AGAINST ABSTAIN 4. Ratification of Deloitte & Touche LLP [ ] [ ] [ ] as the Master Fund’s independent registered public accounting firm. GRANT WITHHOLD 5. To transact such other business as may [ ] [ ] properly come before the Special Meeting or any adjournment thereof. CHECK HERE IF YOU PLAN TO ATTEND [ ] THE SPECIAL MEETING (___PERSON(S) WILL ATTEND). IMPORTANT IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR CAPITAL ACCOUNT BALANCE. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.